                                                                    EXHIBIT 3.97

                       THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, SECRETARY
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108
                            ARTICLES OF ORGANIZATION
                              (UNDER G.L. CH.156B)
                                 INCORPORATORS

NAME                                                         POST OFFICE ADDRESS

Include given name in full in case of natural persons: in case of a corporation, give state of incorporation.

          John A. Lorentz                      2721 N. Central Avenue
                                               P. O. Box 21502
                                               Phoenix, Arizona 85004

         The above-named incorporator(s) do hereby associate (themselves) with the intention of forming a corporation under the provisions of General Laws. Chapter 156B and hereby state(s):

         1.       The Name by which the corporation shall be known is:

[ILLEGIBLE] CO. OF BOSTON, INC.

         2.       The purpose for which the corporation is formed is as follows:

                  To rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

                  In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the Commonwealth of Massachusetts upon corporation, and to engage in any lawful activity within the purposes for which corporations may be organized under the laws of the Commonwealth of Massachusetts.

Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.


/s/ [ILLEGIBLE]
---------------
Examiner

/s/ [ILLEGIBLE]
---------------
Name Approved

C    [ ]

P    [ ]

M    [ ]

R.A  [ ]

3. The total number of shares and the par value, if any, of each class of stock within the corporation is authorized as follow.

                  WITHOUT PAR VALUE                WITH PAR VALUE
                  -----------------    --------------------------------------
                                                            PAR
CLASS OF STOCK    NUMBER OF SHARES     NUMBER OF SHARES    VALUE     AMOUNT
--------------    -----------------    ----------------    -----    ---------
  Preferred                                                        $
  Common                                    5,000          $10.     50,000.00
                                            -----          ---     ----------

*4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualification, special or relative rights or privileges as to each class thereof and any series now established:

                             None

*5. The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are as follows:

                             None

*6. Other lawful provisions, if any, for the conduct and regulation of business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining or regulation the power of the corporation, or of its directors or stockholders, or of any class of stockholders:

                             None

* If there are no provision state "None".

7. By-laws of the corporation have been duly adopted and the initial directors, president, treasurer and clerk, whose names are set out below have been duly elected

8. The effective date of organization of the corporation shall be the date of filing with the Secretary of the Commonwealth or if later date is desired, specify date. (not more than 30 days after the date of filing.)

9 The following information shall not for any purpose be treated as a Permanent part of the Articles of Organization of the corporation.

         a. The pose office address of the initial principal office of the corporation of Massachusetts is:

                  151 Linwood Street, Somerville MA 02143

         b. The name, residence, and post office address of each of the initial directors and following officers of the corporation are as follows:

           NAME                      RESIDENCE                       POST OFFICE ADDRESS
President: Michael D. Grehl      151 Linwood Street,              Somerville, MA 02143-2196
Treasurer: Elaine L. Correia     151 Linwood Street,              Somerville, MA 02143-2196
Clerk:     Elaine L. Correia           Same
Directors: Michael D. Grehl      151 Linwood Street,              Somerville, MA 02143-2196
           Anthony Morganelli    151 Linwood Street,              Somerville, MA 02143-2196
           Eric Aronson          151 Linwood Street,              somerville, MA 02143-2196

        c. The date initially adopted on which the corporation's fiscal year ends is: March 31

        d. The date initially fixed in the by-laws for the annual meeting of stockholders of the corporation is:

                 Third Monday in June

        e. The name and business address of the resident agent, if any, of the corporation is:

                 C. T. Corporation System, 2 Oliver St., Boston, MA
                 02109

IN WITNESS WHEREOF and under the penalties of perjury the INCORPORATOR(S) sign(s) these Articles of Organization this 2nd day of May 1990.

                                                   /s/ John A. Lorentz
                                                   -----------------------------
                                                   John A. Lorentz, incorporator

The signature of each incorporator which is not a natural person must be an individual who shall show the capacity in which he acts and by signing shall represent under the penalties of perjury that he is duly authorized on its behalf to sign these Articles of Organization.

                        THE COMMONWEALTH OF MASSACHUSETTS

                            ARTICLES OF ORGANIZATION
                      GENERAL LAWS, CHAPTER 156B, SECTION 12

         I hereby certify that: upon an examination of the within-written articles of organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles; and the filing fee in the amount [ILLEGIBLE] having been paid, said articles are deemed have been filed with me this 5th day of June 1990.

         Effective Date
                                               /s/ MICHAEL JOSEPH CONNOLLY
                                               ---------------------------
                                               MICHAEL JOSEPH CONNOLLY
                                                    Secretary of State

               PHOTO COPY OF ARTICLES OF ORGANIZATION TO BE SENT
                         TO BE FILLED IN BY CORPORATION

         TO:
               John A. Lorentz
               2721. N. Central Avenue
               Phoenix, Arizona 85004
               Telephone (602) 263-6645

FILING FEE: 1/20 of 1% of the total amount of the authorized capital stock with par value, and one cent a share for all authorized shares without par value, but not less than $125. General Laws, Chapter 156B. Shares of stock with a par value less than one dollar. shall be deemed to have par value of one dollar per share.

                                                                     Copy Mailed

Examiner

                        THE COMMONWEALTH OF MASSACHUSETTS

                             MICHAEL JOSEPH CONNOLLY
                                Secretary of State
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                              ARTICLES OF AMENDMENT

                     General Laws Chapter. 156B, Section 72

         This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We, John A. Lorentz and Gary V. Klinefelter     President/Vice President, and
                                                Clerk/Assistant Clerk of

                            NEW CO. OF BOSTON, INC.
-------------------------------------------------------------------------------
                              Name of Corporation

           located at 2721 N. Central Avenue, Phoenix, Arizona 85004

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on October 11, 1990, by vote of

500   shares of   COMMON              out of   500      shares outstanding,
                  (Class of Stock)

      shares of                       out of            shares outstanding, and
                  (Class of Stock)

      shares of                       out of            shares outstanding,
                  (Class of Stock)

being at least a majority of each class outstanding and entitled to vote thereon:-(2)

CROSS OUT

INAPPLICABLE

CLAUSE

C [ ]
P [ ]
M [ ]

(1)For amendments adopted pursuant to chapter 156B, Section 70.

(2)For amendments adopted pursuant to chapter 156B, Section 71.

Note. If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate [ILLEGIBLE] sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

/s/
--------------------
Name Approved

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING.

                                                             {______ Shares Preferred }
                                                                                          with par value
                                                             {______ Shares Common    }
The total amount of capital stock already authorized is
                                                             {______ Shares Preferred }
                                                                                          without par value
                                                             {______ Shares Common    }

                                                             {______ Shares Preferred }
                                                                                          with par value
                                                             {______ Shares Common    }
The Amount of Additional Capital Stock Authorized is
                                                             {______ Shares Preferred }
                                                                                          without par value
                                                             {______ Shares Common    }

                                    ARTICLE I

The name of the Corporation shall be: U-HAUL CO. OF BOSTON, INC.

         The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B. Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 11th day of October, in the year 1990

        /s/ John A. Lorentz                             President/Vice President
        --------------------------------
        John A. Lorentz, President

        /s/ Gary V. Klinefelter                         Clerk/Assistant Clerk
        --------------------------------
        Gary V. Klinefelter, Clerk

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                     (General Laws, Chapter 156B, Section 72)

         I hereby approve the within articles of amendment and, the filing fee in the amount of $ 100.00 having been paid, said articles are deemed to have been filed with me this 16th day of October, 1990.

                                               /s/ Michael Joseph Connolly
                                               ---------------------------
                                               MICHAEL JOSEPH CONNOLLY
                                                   Secretary of State

         TO BE FILLED IN BY CORPORATION
         PHOTO COPY OF AMENDMENT TO BE SENT

 TO:

         U-Haul International Inc.
         2721 N. Central Avenue
         Phoenix, Arizona 85004
         Attention: Legal Dept. Blanche I. Passolt
         Telephone (602) 263-6645

                                                                     Copy Mailed

                       THE COMMONWEALTH OF MASSACHUSETTS

                            MICHAEL JOSEPH CONNOLLY              FEDERAL
                               Secretary of State                IDENTIFICATION
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108     NO [ILLEGIBLE]

                              ARTICLES OF AMENDMENT

                    General Laws, Chapter 156B, Section 72

         This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114 Make check payable to the Commonwealth of Massachusetts.

We, John A. Lorentz, President, and

Gary V. Klinefelter, Clerk

                           U-Haul Co. of Boston, Inc.
                        -------------------------------
                             (Name of Corporation)

located at 151 Linwood Street, Somerville, MA 02143-2196

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on December 19, 1990, by vote of

500   shares of   COMMON            out of        500   shares outstanding,
                  (Class of Stock)

      shares of                     out of              shares outstanding, and
                  (Class of Stock)

      shares of                     out of              shares outstanding,
                  (Class of Stock)

      being at least a majority of each class outstanding and entitled to vote thereon:-(1)

CROSS OUT            two-thirds of each class outstanding and entitled to
INAPPLICABLE         vote thereon and of each class or series of stock
CLAUSE               whose rights are adversely affected thereby:-(2)

(1)For amendments adopted pursuant to chapter 156B,Section 70.

(2)For amendments adopted pursuant to chapter 156B, Section 71.

C [ ]
P [ ]
M [ ]

Note: If the Space Provided Under Any Amendment or item on this form is insufficient, additions shall be set forth on separate [ILLEGIBLE] sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

/s/ [ILLEGIBLE]
---------------
Examiner

/s/ [ILLEGIBLE]
---------------
Name Approved

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

                                                        {______ Shares preferred }
                                                                                     with par value
                                                        {______ Shares common    }
The total amount of capital stock already authorized is
                                                        {______ Shares preferred }
                                                                                     without par value
                                                        {______ Shares common    }

                                                        {______ Shares preferred }
                                                                                     with par value
                                                        {______ Shares common    }
The amount of additional capital stock authorized is
                                                        {______ Shares preferred }
                                                                                     without par value
                                                        {______ Shares common    }

                                   ARTICLE I

The name of the corporation is: U-HAUL CO. OF MASSACHUSETTS, INC.

         The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 19th day of December, in the year 1990.

/s/ John A. Lorentz
--------------------------------
John A. Lorentz, President

/s/ Gary V. Klinefelter
--------------------------------
Gary V. Klinefelter, Clerk

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

         I hereby approve the within articles of amendment and, the filing fee in the amount of $ 100.00 having been paid, said articles are deemed to have been filed with me this 28th day of December, 1990.

                                /s/ Michael Joseph Connolly
                                -----------------------------------------------
                                MICHAEL JOSEPH CONNOLLY
                                   Secretary of State

    TO BE FILLED IN BY CORPORATION
    PHOTO COPY OF AMENDMENT TO BE SENT

TO:
      U-Haul International, Inc.
      2721 N. Central Avenue
      Phoenix, Arizona 85004
      Attention: Legal Dept. Blanche
      Telephone: (602) 263-6645

                                                                     Copy Mailed

                        The Commonwealth of Massachusetts
                                                          FEDERAL IDENTIFICATION
                            MICHAEL JOSEPH CONNOLLY       NO. 86-0660616
                               Secretary of State            000350001
                              ONE ASHBURTON PLACE         FEDERAL IDENTIFICATION
                              BOSTON, MASS. 02108         NO. 86-0660629
                       ARTICLES OF CONSOLIDATION* MERGER*    000335844
               PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 78

The fee for filing this certificate is prescribed by General Laws, Chapter 156B,
                                  Section 114.
           Make checks payable to the Commonwealth of Massachusetts.

                                    * * * *

 CONSOLIDATION* MERGER* OF

                        [ILLEGIBLE]   Boston Trailer Manufacturing Company, Inc.

                        [ILLEGIBLE]   U-Haul Co. of Massachusetts, Inc.

                                            the constituent corporations

                        into
                              U-Haul Co. of Massachusetts, Inc.

one of the constituent corporations*.

         The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

         1. An agreement of merger* has been duly adopted in compliance with the requirements of subsections (b) and (c) of General Laws. Chapter 156B.
Section 78, and will be kept as provided by subsection (d) thereof. The resulting* surviving* corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

         2. The effective date of the merger* determined pursuant to the agreement referred to in paragraph I shall be the filing date

         3. (For a merger)

** The following amendments to the articles of organization of the SURVIVING corporation have been affected pursuant to the agreement of merger referred to in paragraph 1:

            None

*Delete the inapplicable words.

**If there are no provisions state "NONE."

NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8 1/2 x 11 inch sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition it clearly indicated.

/s/ [ILLEGIBLE]
------------------
Examiner

         (For a consolidation)

         (a)      The purposes of the RESULTING corporation are as follows:

         (b) The total number of shares and the par value, if any, of each class of stock which the resulting corporation is authorized is as follows:

                  WITHOUT PAR VALUE                WITH PAR VALUE
                  -----------------    --------------------------------------
                                                            PAR
CLASS OF STOCK    NUMBER OF SHARES     NUMBER OF SHARES    VALUE     AMOUNT
--------------    -----------------    ----------------    -----    ---------
  Preferred                                                         $
  Common                                    5,000          $10.     50,000.00

         **(c)    If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established.

                  none

         **(d)    Other lawful provisions, if any, for the conduct and
regulation of the business and affairs of the corporation, for its voluntary dissolution, for restrictions upon the transfer of shares of stock of any class, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholder, or of any class of stockholder:

                  None

*Delete the inapplicable words.

**If there are no provision state "NONE."

 NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8 1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

         4. The following information shall not for any purpose be treated as a permanent part of the articles of organization of the surviving* corporation.

         (a) The post office address of the initial principal office of the surviving* corporation in Massachusetts is:

               C. T. Corporation System
               2 Oliver Street, Boston, MA 02109

         (b) The name, residence and post office address of each of the initial directors and President, Treasurer and Clerk of the resulting* surviving* corporation is as follows:

            Name                        Residence             Post Office Address
President   John A. Lorentz      2721 N. Central Avenue,     Phoenix, Arizona 85004
Treasurer   Gary V. Klinefelter            "                          "
Clerk       Gary V. Klinefelter
Directors   John A. Lorentz
            Gary V. Klinefelter
            E. J. Shoen                    "                          "

         (c) The date initially adopted on which the fiscal year of the surviving* corporation ends is: March 31

         (d) The date initially fixed in the by-laws for the Annual Meeting of stockholder of the surviving* corporation is: Third Monday in June

         The undersigned officers of the several constituent corporations listed above further state under the penalties of perjury as to their respective corporations that the agreement of consolidation* merger* referred to in paragraph I has been duly executed on behalf of such corporation and duly approved by the stockholders of such corporation in the manner required by General Laws, Chapter 156B, Section 78.

                                                /s/ John A. Lorentz
                                                --------------------------------
                                                John A. Lorentz President*

                                                /s/ Gary V. Klinefelter
                                                --------------------------------
                                                Gary V. Klinefelter Clerk*

                 of Boston Trailer Manufacturing Company, Inc.
            -----------------------------------------------------------
                       (name of constituent corporation)

                                                /s/ John A. Lorentz
                                                --------------------------------
                                                John A. Lorentz President*

                                                /s/ Gary V. Klinefelter
                                                --------------------------------
                                                Gary V. Klinefelter Clerk*

                      of U-Haul Co. of Massachusetts, Inc.
            -------------------------------------------------------
                       (name of constituent corporation)

*Delete the inapplicable words.

                        THE COMMONWEALTH OF MASSACHUSETTS

                        ARTICLES OF CONSOLIDATION/ MERGER
                    (General Laws, Chapter l56B, Section 78)

         I hereby approve the within articles of consolidation/merger and, the filing fee in the amount of $ [ILLEGIBLE] having been paid, said articles are deemed to have been filed with me this [ILLEGIBLE] day of [ILLEGIBLE], 1991.

                                                /s/ Michael Joseph Connolly
                                                --------------------------------
                                                MICHAEL JOSEPH CONNOLLY
                                                    Secretary of State

                         TO BE FILLED IN BY CORPORATION
                   Photo Copy of Articles of Merger To Be Sent

              TO:
                     U-Haul International, Inc.
                     2721 N. Central Avenue
                     Phoenix, Arizona 85004
                     ATTENTION: Legal Department, Blanche I. Passolt
                     Telephone: (602) 263-6645

                                                                     Copy Mailed

                    THE COMMONWEALTH OF MASSACHUSETTS
                                                          FEDERAL
                         MICHAEL JOSEPH CONNOLLY          IDENTIFICATION
                           Secretary of State             NO. [ILLEGIBLE]
                           ONE ASHBURTON PLACE            FEDERAL IDENTIFICATION
                           BOSTON, MASS. 02108            NO. [ILLEGIBLE]

                       ARTICLES OF CONSOLIDATION* MERGER*
                PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 78

The fee for filing this certificate is prescribed by General Laws, Chapter 156B.
                                  Section 114.
            Make checks payable to the Commonwealth of Massachusetts

                                 *****

CONSOLIDATION* MERGER* OF  [ILLEGIBLE] U-Haul Co. of Western Massachusetts, Inc.

                           [ILLEGIBLE] U-Haul Co. of Massachusetts, Inc.

                                              the constituent corporations

                      into U-Haul Co. of Massachusetts, Inc.

one of the constituent corporations*.

         The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

         1. An agreement of merger* has been duly adopted in compliance with the requirements of subsections (b) and (c) of General Laws, Chapter 156B,
Section 78, and will be kept as provided by subsection (d) thereof. The resulting* surviving* corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

         2. The effective date of the merger* determined pursuant to the agreement referred to in paragraph I shall be the filing date

         3.       (For a merger)

** The following amendments to the articles of organization of the SURVIVING corporation have been affected pursuant to the agreement of merger referred to in paragraph I:

                                      None

*Delete the inapplicable words.

**If there are no provisions state "NONE."

NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8 1/2 x 11 inch sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

         (For a consolidation)

         (a)      The purposes of the RESULTING corporation are as follows:

         (b) The total number of shares and the par value, if any, of each class of stock which the resulting corporation is authorized is as follows:

                  WITHOUT PAR VALUE                WITH PAR VALUE
                  -----------------    --------------------------------------
                                                           PAR
CLASS OF STOCK    NUMBER OF SHARES     NUMBER OF SHARES    VALUE      AMOUNT
--------------    -----------------    ----------------    -----   ------------
  Preferred                                                        $
    Common                                  5,000          $10.    $  50,000.00

         **(c)    If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established.

                           None

         **(d)    Other lawful provisions, if any, for the conduct and
regulation of the business and affairs of the corporation, for its voluntary dissolution, for restrictions upon the transfer of shares of stock of any class, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

                           None

*Delete the inapplicable words.

**If there are no provisions state "NONE."

NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8 1/2 x 11 inch sheets of paper, leaving left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet to long as each article requiring each such addition is clearly indicated.

         4. The following information shall not for any purpose be treated as a permanent part of the articles of organization of the surviving* corporation.

         (a) The post office address of the initial principal office of the resulting* surviving* corporation in Massachusetts is

                                        C. T. Corporation System
                                        2 Oliver Street, Boston, MA 02109

         (b) The name, residence and post office address of each of the initial directors and President. Treasurer and Clerk of the resulting* surviving* corporation is a follows.

            Name                        Residence            Post Office Address
President  John A. Lorentz       2049 East [ILLEGIBLE]       DR. TEMPE AZ 85282
Treasurer  Gary V. Klinefelter   1927 EAST WOODMAN           Phoenix   AZ 85004
Clerk      Gary V. Klinefelter                  SAME AS ABOVE
Directors  John A. Lorentz                      SAME AS ABOVE
           Gary V. Klinefelter                  SAME AS ABOVE
           Edward J. Shoen       2727 North Central Ave      Phoenix AZ. 85004

         (c) The date initially adopted on which the fiscal year of the surviving* corporation ends is: March 31

         (d) The date initially fixed in the by-laws for the Annual Meeting of stockholders of the surviving* corporation is: Third Monday in June

         The undersigned officers of the several constituent corporations listed above further state under the penalties of perjury as to their respective corporations that the agreement of merger* referred to in paragraph I has been duly executed on behalf of such corporation and duly approved by the stockholders of such corporation in the manner required by General Laws, Chapter 156B, Section 78.

                                                /s/ John A. Lorentz
                                                --------------------------------
                                                John A. Lorentz President*

                                                /s/  Gary V. Klinefelter
                                                --------------------------------
                                                Gary V. Klinefelter Clerk*

                 of U-Haul Co. of Western Massachusetts, Inc.
               ------------------------------------------------
                       (name of constituent corporation)

                                                /s/ John A. Lorentz
                                                --------------------------------
                                                John A. Lorentz President*

                                                /s/  Gary V. Klinefelter
                                                --------------------------------
                                                Gary V. Klinefelter Clerk*

                      of U-Haul Co. of Massachusetts, Inc.
                    ----------------------------------------
                       (name of constituent corporation)

 *Delete the inapplicable words

                        THE COMMONWEALTH OF MASSACHUSETTS

                        ARTICLES OF CONSOLIDATION/ MERGER
                    (General Laws Chapter 156B, Section 78)

         I hereby Approve the within articles of consolidation merger and, the filing fee in the amount of $250 [ILLEGIBLE] paid, said articles are deemed to have been fixed with me this 7th day of May 1991.

Effective Date

                                                /s/ Michael Joseph Connolly
                                                --------------------------------
                                                    MICHAEL JOSEPH CONNOLLY
                                                      Secretary of State

                         TO BE FILLED IN BY CORPORATION
                   Photo Copy of Articles of Merger To Be Sent

               TO:

                    U-Haul International, Inc.
                    2721 N. Central Avenue
                    Phoenix, Arizona 85004
                    Attention: Legal Dept., Blanche Passolt
                    Telephone: (602)263-6645

                                                                     Copy Mailed

                     FEDERAL IDENTIFICATION             FEDERAL IDENTIFICATION
                     NO. 31-0788504                     NO. 86-066-0629
                     U-Haul Co. of                      U-Haul Co. of
                     Ohio                               Massachusetts

                        THE COMMONWEALTH OF MASSACHUSETTS
                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth
              One Ashburton Place, Boston, Massachusetts 02108-1512

                       ARTICLES OF [ILLEGIBLE] / *MERGER
                    (General Laws, Chapter 156B, Section 79)

[ILLEGIBLE]/ *merger of                 U-Haul Co. of Ohio, an
                                        Ohio Corporation
                                        and
                                        U-Haul Co. of Massachusetts, Inc.
                                        a Massachusetts Corporation

                                              the constituent corporations, into

                                        U-Haul Co. of Massachusetts, Inc.
                                        a Massachusetts Corporation

[ILLEGIBLE]/ *one of the constituent corporations organized under the laws of Massachusetts.

The undersigned officers of each of the constituent corporation certify under the penalties of perjury as follows.

1. An agreement of [ILLEGIBLE]/ *merger has been duly adopted in compliance with the requirements of General Laws, Chapter 156B, Section 79, and will be kept as provided by Subsection (c) thereof. The [ILLEGIBLE]/ *surviving corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

2. The effective date of the [ILLEGIBLE]/ *merger determined pursuant to the agreement of [ILLEGIBLE]*merger shall be the date approved and filed by the Secretary of the Commonwealth. If a later effective date is desired, specify such date which shall not be more than thirty days after the date of filing:

3. (FOR A MERGER)

*The following amendments to the Articles of Organization of the surviving corporation have been effected pursuant to the agreement of merger:

                                      NONE

(FOR A CONSOLIDATION)

(a) The purpose of the resulting corporation is to engage in the following business activities.

*Delete the inapplicable words.

Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet as long as each article requiring each addition is clearly indicated.

(FOR A CONSOLIDATION)

(b) [ILLEGIBLE] the total number of shares and the par value, if any, of each class of stock which the resulting corporation is authorized to issue:

        WITHOUT PAR VALUE                       WITH PAR VALUE
------------------------------      ------------------------------------------
  TYPE        NUMBER OF SHARES       TYPE       NUMBER OF SHARES     PAR VALUE
----------    ----------------      ------      ----------------     ---------
Common:                             Common:          5,000             $10.00

Preferred:                          Preferred:

**(c) If more than one class of stock is authorized, state a distinguishing designation for each class and provide a description of the preferences, voting powers, qualifications, and special or relative rights or privileges of each class and of each series then established.

                                      NONE

**(d) The restriction, if any, on the transfer of stock contained in the agreement of consolidation are:

                                      NONE

**(e) Other lawful provisions, if any for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

                                      NONE

Item 4 below may be deleted if the [ILLEGIBLE] surviving corporation is organized under the laws of a state other than Massachusetts.

4. The information contained in Item 4 is not a permanent part of the Articles of Organization of the [ILLEGIBLE]/ *surviving corporation.

(a) The street address (post office boxes are not acceptable) of the [ILLEGIBLE]/ *surviving corporation in Massachusetts is:

            151 Linwood Street, Somerville, Massachusetts 02143-2196

[ILLEGIBLE] if there are no [ILLEGIBLE] state "None"

 (b) The name, residential address and post office address of each director and officer of the [ILLEGIBLE]/ *surviving corporation is:

                  NAME                      RESIDENTIAL ADDRESS        POST OFFICE ADDRESS
President:        Gary G. Larivee           25 Stark Road
                                            Derry, NH 03038
Treasurer:        Donald Wm. Murney         2721 N. Central Ave.
                                            Phoenix, Arizona 85012

Clerk:            Gary V. Klinefelter       2721 N. Central Ave.
                                            Phoenix, Arizona 85012
Directors:
                  Edward J. Shoen           2721 N. Central Avenue
                                            Phoenix, Arizona 85012
                  Robert J. Bolton          91 Cook Hill Road
                                            Danielson, CT 06239
                  Gary G. Larivee           25 Stark Road
                                            Derry, NH 03038

(c) The fiscal year end (i.e. tax year) of the [ILLEGIBLE]/ *surviving corporation shall end on the last day of the month of and the annual meeting is
on the 3rd Monday in June.              MARCH

(d) The name and business address of the resident agent, if any, of the [ILLEGIBLE]/ * surviving corporation is:

     CT Corporation System, 101 federal Street, Boston, MA 02109

Item 5 below may be deleted if the surviving corporation is organized under the laws of Massachusetts.

5. The *resulting [ILLEGIBLE]/ *surviving corporation hereby agrees that it may be sued in the Commonwealth of Massachusetts for any prior obligation of any constituent Massachusetts corporation any prior obligation of any constituent foreign corporation qualified under General Laws, Chapter 181, and any obligations hereafter incurred by the *resulting / *surviving corporation, including the obligation created by General Laws, Chapter 156B, Section 85, so long as any liability remains outstanding against the corporation in the Commonwealth of Massachusetts, and it hereby irrevocably appoints the Secretary of the Commonwealth as its agent to accept service of process in any action for the enforcement of any such obligation, including taxes, in the same manner as provided in Chapter 181.

FOR MASSACHUSETTS CORPORATIONS

The undersigned *President / [ILLEGIBLE] and *Clerk / [ILLEGIBLE] * of U-Haul Co. of Massachusetts, Inc. a corporation organized under the laws of Massachusetts, further state under the penalties of perjury that the agreement of *consolidation / *merger has been duly executed on behalf of such corporation and duly approved in the manner required by General Laws, Chapter 156B, Section 78.

/s/ Gary G. Larivee              , *President [ILLEGIBLE]
----------------------------------
Gary G. Larivee

/s/ Gary V. Klinefelter       , *Clerk [ILLEGIBLE]
--------------------------------
Gary V. Klinefelter

FOR CORPORATIONS ORGANIZED IN A STATE OTHER THAN MASSACHUSETTS

The undersigned, + Dean M. Haske, President and ++ Gary V. Klinefelter, Secretary of U-Haul Co. Ohio, a corporation organized under the laws of Ohio, further state under the penalties of perjury that the agreement of [ILLEGIBLE] *merger has been duly adopted by such corporation in the manner required by the laws of Ohio.

 + /s/ Dean M. Haske
   -----------------------------
   Dean M. Haske

++ /s/ Gary V. Klinefelter
   -----------------------------
   Gary V. Klinefelter

*Delete the inapplicable words.

+Specify the officer having powers and duties corresponding to those of the president or vice president of a Massachusetts corporation organized under General Laws Chapter 156B.

++Specify the officer having powers and duties corresponding in the clerk or assistant clerk of such a Massachusetts corporation.

                        THE COMMONWEALTH OF MASSACHUSETTS

                        ARTICLES OF [ILLEGIBLE]/ *MERGER
                    (General Laws, Chapter 156B, Section 79)

                  =============================================

I hereby approve the within Articles of [ILLEGIBLE]/ *Merger and, the filing fee in the amount of $ 250 having been paid, said articles are deemed to have been filed with me this 18th day of December, 2000.

Effective date _______________________

                                   [ILLEGIBLE]

                             WILLIAM FRANCIS GLAVIN
                          Secretary of the Commonwealth

                         TO BE FILLED IN BY CORPORATION
                      PHOTOCOPY OF DOCUMENT TO BE SENT TO:

                           U-Haul International, Inc.
                              Nancy K. Ventre, CLA
                        2721 N. Central Avenue, 11-South
                                Phoenix, AZ 85012
                             Telephone: 602-263-6195

                                                         FEDERAL IDENTIFICATION
                                                          NO. 86-0660629

                        THE COMMONWEALTH OF MASSACHUSETTS
                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth
              One Ashburton Place, Boston, Massachusetts 02108-1512

                              ARTICLES OF AMENDMENT
                     (General Laws, Chapter 156B, Setion 72)

We, Ronald J. Howell, *President/

and Gary V. Klinefelter, *Clerk/

of U-Haul Co. of Massachusetts, Inc.
   ---------------------------------
      (Exact name of corporation)

located at                     151 Linwood Street,
           ---------------------------------------------------------------------
                (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

                                        1
--------------------------------------------------------------------------------
          (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on July 8, 2002, by vote of:

500 shares of             common stock         of 500 shares outstanding,
             ----------------------------------
               (type, class & series, if any)

____shares of ________________________________ of ______ shares outstanding, and
               (type, class & series, if any)

____shares of _______________________________ of _______ shares outstanding.
              (type, class & series, if any)

(1)**being at least a majority of each type, class or series outstanding and entitled to vote thereon:

*Delete the inapplicable words.

                                   **Delete the inapplicable clause.

(1) For amendments adopted pursuant to Chapter 156B, Section 70.

(2) For amendments adopted pursuant to Chapter 156B, Section 71.

Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet as long as each article requiring each addition is clearly indicated.

Article I of the Articles of Incorporation are hereby amended to read as follows:

        U-Haul Co. of Massachusetts and Ohio, Inc.

The foregoing amendments(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the
amendment, a later effective date not more than   thirty days after such filing,
in which event the amendment will become effective on such later date.

Later effective date: ___________________.

SIGNED UNDER THE PENALTIES OF PERJURY this 15 day of July, 2002,

/s/ Ronald J. Howell             , *President /
--------------------------------
Ronald J. Howell, President

/s/ Gary V. Klinefelter          , *Clerk /
--------------------------------
Gary V. Klinefelter Secretary

*Delete the inapplicable words.

                        THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)

I hereby approve the within Articles of Amendment and, the filing fee in the amount of $ 10000 having been paid, said articles are deemed to have been filed with me this 29th day of July 2002.

Effective date: ____________________________

                                   [ILLEGIBLE]

                             WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth

                         TO BE FILLED IN BY CORPORATION
                       PHOTOCOPY OF DOCUMENT TO BE SET TO:
                           U-Hual International, Inc.
                            Attn: Nancy Ventre, Legal
                              2727 N. Central Ave.
                                Phoenix, AZ 85004
                            Telephone: (602) 263-6195